SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                               _____


                             FORM 8-K

                          CURRENT REPORT


                 PURSUANT TO SECTION 13 OR 15 (d)

              OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  May 17, 1995




Allegheny & Western Energy Corporation

     (Exact name of registrant as specified in its charter)


 West Virginia                       0-10618        55-0612692
(State or other jurisdiction of     (Commission    (IRS Employer
 incorporation)                      File Number)    ID Number)


 300 Capitol Street, Suite 1600, Charleston, WV       25301

(Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:           (303) 343-4567




(Former name or former address, if changed since last report)
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Item 5.   Other Events

     On May 17, 1995, Allegheny & Western Energy Corporation (the "Registrant") issued a news release, set forth as Exhibit 20(a) hereto, announcing its third quarter earnings and the approval by its stockholders of the pending merger of the Registrant with a subsidiary of Energy Corporation of America.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

20(a)     News Release, dated May 17, 1995, with respect to the


          announcement of Allegheny & Western Energy
          Corporation's (the "Registrant") third quarter earnings and the approval by the Registrant's stockholders of the pending merger of the Registrant with a subsidiary of Energy Corporation of America.





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                           SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         ALLEGHENY & WESTERN ENERGY CORPORATION


                         By:/s/ W. Merwyn Pittman
                            Name: W. Merwyn Pittman
                            Title: Vice President, Chief
                                   Financial Officer and
                                   Treasurer




Dated: May 18, 1995

                          EXHIBIT INDEX


                                             Sequentially
Exhibit     Description                      Numbered Page


20(a)       News Release, dated May 17,           5
            1995, with respect to the
            announcement of Allegheny &
            Western Energy Corporation's
            (the "Registrant") third
            quarter earnings and the
            approval by the Registrant's
            stockholders of the pending
            merger of the Registrant
            with a subsidiary of Energy
            Corporation of America.